2005 First Quarter Review

Public Earnings Call

May 10, 2005

A Heartland Industrial Partners’ Company

This document contains “forward-looking” statements, as that term is defined by the federal securities laws, about our financial condition, results of operations and business. Forward-looking statements include certain anticipated, believed, planned, forecasted, expected, targeted and estimated results along with TriMas’ outlook concerning future results. The words “estimates,” “expects,”
“anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,”
or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-
looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon our current expectations and various assumptions. Our expectations, beliefs and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved. These forward-looking statements are subject to numerous assumptions, risks and uncertainties and accordingly, actual results may differ materially from those expressed or implied by the forward-looking statements. We caution readers not to place undue reliance on the statements, which speak only as of the date of this document. The cautionary statements set forth above should be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. We do not undertake any obligation to review or confirm analysts’ expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events. Risks and uncertainties that could cause actual results to vary materially from those anticipated in the forward-looking statements included in this document include general economic conditions in the markets in which we operate and industry-based factors such as: technological developments that could competitively disadvantage us, increases in our raw material, energy, and healthcare costs, our dependence on key individuals and relationships, exposure to product liability, recall and warranty claims, compliance with environmental and other regulations, and competition within our industries. In addition, factors more specific to us could cause actual results to vary materially from those anticipated in the forward-looking statements included in this document such as our substantial leverage, limitations imposed by our debt instruments, our ability to successfully pursue our stated growth strategies and opportunities, including our ability to identify attractive and other strategic acquisition opportunities and to successfully integrate acquired businesses and complete actions we have identified as providing cost
-saving opportunities.

Safe Harbor Statement

TRIMAS CORPORATION

Please see Slide 1

HEARTLAND INDUSTRIAL PARTNERS

Agenda

2005 First Quarter Financial Highlights

2005 First Quarter Operating Highlights

2005 First Quarter Financial Performance

TriMas Capitalization

TriMas Corporation - 2005 Focus and Priorities

Q&A

Appendix

TriMas Corporation

Please see Slide 1

Heartland Industrial Partners

2005 First Quarter Financial Highlights

TriMas had sales of $292.7 million in the quarter, representing an increase of $31.8 million or 12.2% over  Q1 2004.
Excluding steel surcharges recovered from customers, sales still increased a solid 6.2% over first quarter 2004.

With the exception of our Cequent Transportation Accessories segment, each of our business segments had strong year-over-year  revenue growth in the quarter reflecting new product introductions, market share gains and overall economic expansion.

Adjusted for recovery of steel price increases, sales levels at Rieke, Cequent, Industrial Specialties and
Fastening Systems increased 10.4%, 1.9%, 15.0% and 3.5%, respectively, on a unit volume basis.

Adjusted EBITDA within the quarter was $32.7 million,  representing an increase of $2.6 million or 8.6% compared to Q1 2004.

The Company reported Q1 2005 operating income of $23.2 million, an increase of $3.1 million over the operating income of $20.1 million in Q1 2004.

Operating income reported in Q1 2005 includes a negative gross margin impact of approximately $1.5 million due to steel cost increases not recovered from customers.

Expenses related to plant consolidation and restructuring activities decreased $3.9 million to $1.5 million in Q1
2005 compared to $5.4 million in Q1 2004.

Excluding the impact of steel, reductions in labor and other variable costs during the quarter were more than offset by pricing compression in Cequent’s retail aftermarket business and increases in non-steel material costs including resins, energy, and freight.

First quarter 2005 net income was $2.5 million or $0.13 per share versus first quarter 2004 net income of $2.2 million or $0.11 per share.  This represented an increase in reported net income of 13.1% in Q1 2005 versus Q1
2004.

TRIMAS CORPORATION

Please see Slide 1

HEARTLAND INDUSTRIAL PARTNERS

2005 First Quarter Financial Highlights

Increased steel costs continued to challenge operating margins in the quarter with its most direct impact on our
Cequent and Fastening Systems businesses.  Unrecovered steel costs negatively impacted EBITDA within the quarter by approximately $1.5 million.

TriMas believes it is currently recovering approximately 85% of steel cost increases from customers via pricing; however we were also challenged during the quarter with non-steel cost increases including amounts paid for  resins, energy, and freight.

TriMas ended the quarter with $813.4 million of combined debt and receivables securitization compared to $786.0 million at December 31, 2004 and $792.0 million at March 31, 2004.

The approximate $27 million increase in leverage from year end is due primarily to higher accounts receivable balances at March 31, 2005 as a result of increased sales during the quarter.

The Company’s bank LTM EBITDA was $149.2 million which supports our lending ratios:

The Company’s leverage ratio was 5.45x vs. the leverage covenant of 5.50x.

The interest coverage ratio was 2.25x vs. the interest coverage covenant of 2.00x.

2005 First Quarter Operating Highlights

Cequent Transportation Accessories

First quarter 2005 sales increased $11.1 million to $140.6 million, or 8.6%, from amounts reported in Q1 2004 of $129.5 million.  Excluding the impacts of steel, sales in the quarter increased only 1.9% compared to Q1
2004.

Cequent experienced soft demand for towing products in the wholesale distributor and installer markets due to adequate inventory levels in the channels.

Significant competitive pricing pressures impacted margins across all our channels, but especially retail.

Sales in Q1 2004 were extremely strong as customers bought ahead of steel-related price increases.

Adjusted EBITDA in Q1 2005 decreased $1.4 million to $16.9 million from $18.3 million in Q1 2004.

Quarterly operating profit was $12.3 million (8.7% of sales) compared to $13.8 million (10.7% of sales) in the year ago period.

Our order fill performance is excellent.

Continued pricing pressure is expected as market demand remains flat and increased competition from
Southeast Asia continues in many of our product categories.

Cequent is aggressively implementing actions to address challenges related to earnings performance and the potential of a softer than expected selling season.

TRIMAS CORPORATION
Please see Slide 1
HEARTLAND INDUSTRIAL PARTNERS

2005 First Quarter Operating Highlights

Rieke Packaging Systems

Net sales for the quarter were $34.1 million, up 12.2% compared to first quarter 2004.

Core product sales volume increased approximately 4.0% while new specialty dispensing product revenues increased to $4.3 million in the quarter or an increase of $1.7 million over Q1 2004.

Rieke launched 8 new pump dispensing products within first quarter 2005 and expects continued
momentum over the remainder of the year.

Operating income for first quarter 2005 increased $1.3 million to $7.3 million (21.3% of sales) from $6.0 million (19.6% of sales) in first quarter 2004.

Order intake during Q1 2005 increased almost 20% compared to the same period a year ago and Rieke expects demand to remain solid in 2005.

TRIMAS CORPORATION

Please see Slide 1

HEARTLAND INDUSTRIAL PARTNERS

2005 First Quarter Operating Highlights

Fastening Systems

Q1 2005 sales increased 14.2% or $5.5 million to $44.2 million from $38.7 million in Q1 2004.  Excluding steel price increases recovered from customers, the year-over-year sales increase in the quarter approximated 3.5%.

Sales of industrial fastener products remained strong in the quarter as Lake Erie Products was able to reduce its unshipped order backlog from approximately $7.0 million at year end to less than $2.0 million at March 31, 2005.

Sales of aerospace fasteners in the quarter increased 8.9% compared to the prior year as strong industry plane build forecasts for 2006 and beyond drove increased buying to replenish inventory levels.  Our order backlog for aerospace fasteners at quarter end approximated $19.0 million.

Operating income for the quarter was $0.8 million, a $2.4 million improvement from the operating loss reported in first quarter 2004 of $1.6 million.

Adjusted EBITDA in the quarter was $2.3 million compared to $0.1 million in Q1 2004.  Pricing realization is expected to lag underlying cost impact into Q2 2005.  The group expects to recover approximately 90% of increased steel costs via pricing and surcharges over the remainder of 2005.

For the quarter, incremental costs associated with Lake Erie Products’ restructuring activities decreased $1.8 million between years as the consolidation of our Lakewood facility into our Frankfort facility was essentially completed in Q4 2004.

Manufacturing activity levels have reached targeted production levels at Frankfort and Wood Dale facilities.
Revenue growth is now the focus within Lake Erie Products.

Our two fastening SBU’s both expect continued momentum across 2005.

TRIMAS CORPORATION

Please see Slide 1

HEARTLAND INDUSTRIAL PARTNERS

2005 First Quarter Operating Highlights

Industrial Specialties

Net sales for Q1 2005 were $73.8 million, an increase of 18.4% compared to the same period a year ago driven by new product introductions, market share gains and economic expansion.  Excluding the impact of steel, year-over-year sales increased approximately 15.0%.

Lamons had record quarterly sales and benefited from significant oil refinery “turnaround” activity with major customers such as Exxon, Dow, BP and Citgo.

Sales of Arrow’s engines and replacement parts increased 56.1% versus the year ago period as it benefited from high levels of drilling activity in the U.S. and Canada and continued high oil and natural gas prices.

Compac’s sales in the quarter were flat compared to Q1 2004 due to softness in the commercial building market.

Norris Cylinder sales increased 14.2% as adjusted for steel over Q1 2004 with a strong backlog.

Precision Tool is beginning to see real growth in its strategic initiative of selling into specialty medical.  Revenue was up 12.8% as compared to Q1 2004.

Operating income for the quarter increased 10.7% to $8.5 million from $7.7 million in the year ago period.

Adjusted EBITDA for the quarter was $10.4 million compared to $9.5 million in the period a year ago.

For the quarter, incremental costs associated with facility consolidation and other restructuring activities decreased
$0.6 million between years as the move into Compac’s Hackettstown facility was essentially completed in Q4 2004.

Compac completed the sale of its Netcong, New Jersey facility during Q1 2005.

This group of companies expects continued momentum across 2005.

Three Months Ended March 31,

LTM Ended March 31,

Net Sales

2005

2004

Variance

2005

2004

Variance

Cequent Transportation Accessories

140.6

$

129.5

$

8.6%

522.5

$

458.0

$

14.1%

Rieke Packaging Systems

34.1

30.4

12.2%

132.9

119.2

11.5%

Fastening Systems

44.2

38.7

14.2%

161.5

144.7

11.6%

Industrial Specialties

73.8

62.3

18.4%

260.1

226.4

14.9%

   Total Net Sales

292.7

$

260.9

$

12.2%

1,077.0

$

948.3

$

13.6%

Operating Profit

Cequent Transportation Accessories

12.3

$

13.8

$

(11.1%)

50.1

$

44.2

$

13.3%

Rieke Packaging Systems

7.3

6.0

22.2%

31.3

24.5

27.7%

Fastening Systems

0.8

(1.6)

152.9%

(15.0)

(14.6)

3.2%

Industrial Specialties

8.5

7.7

10.7%

21.0

15.2

38.7%

Corporate

(5.7)

(5.8)

2.4%

(21.9)

(21.8)

0.2%

Stock Awards

-

-

N/A

-

(3.6)

N/A

    Total Operating Profit

23.2

$

20.1

$

15.4%

65.5

$

43.9

$

49.1%

      % Margin

7.9%

7.7%

0.2%

6.1%

4.6%

1.5%

Adjusted EBITDA

(1)

Cequent Transportation Accessories

16.9

$

18.3

$

(7.6%)

68.9

$

63.6

$

8.3%

Rieke Packaging Systems

9.4

8.4

11.2%

40.0

36.2

10.2%

Fastening Systems

2.3

0.1

3816.7%

3.5

3.8

(5.6%)

Industrial Specialties

10.4

9.5

9.0%

30.5

32.7

(6.5%)

   Segment Adjusted EBITDA

39.0

$

36.3

$

7.5%

142.9

$

136.3

$

4.9%

      % Margin

13.3%

13.9%

(0.6%)

13.3%

14.4%

(1.1%)

Corporate office, management fee and other

(6.3)

(6.2)

1.9%

(22.8)

(22.2)

3.2%

   Total Company Adjusted EBITDA

32.7

$

30.1

$

8.6%

120.1

$

114.1

$

5.2%

      % Margin

11.2%

11.5%

(0.3%)

11.1%

12.0%

(0.9%)

Memo Items:

Restructuring, consolidation and integration costs (2)

(1.5)

$

(5.4)

$

3.9

$

(11.5)

$

(17.4)

$

5.9

$

Asbestos litigation defense costs

(0.4)

$

-

$

(0.4)

$

(3.1)

$

-

$

(3.1)

$

($ in millions)

(1) The Company has established Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") as an indicator of our operating performance and as a measure of our cash generating capabilities. The Company defines

“Adjusted EBITDA” as net income before interest, taxes, depreciation, amortization, non-cash asset and goodwill impairment write-offs, non-cash losses on sale-leaseback of property and equipment, legacy restricted stock award expense, and write-off of equity offering costs.

(2) Represents certain charges related to our consolidation, restructuring and integration activities intended to eliminate duplicative costs or achieve cost efficiencies related to integrating acquisitions or other restructurings related to expense reduction efforts. These costs and asbestos litigation defense costs are not eliminated in the determination of Company Adjusted EBITDA, however we would exclude these costs to better evaluate our underlying business performance.

2005 First Quarter Financial Performance

TRIMAS CORPORATION

Please see Slide 1

HEARTLAND INDUSTRIAL PARTNERS

TriMas Capitalization

March 31,

2005

December 31,

2004

Cash and Cash Equivalents

3.9

$

3.1

$

Working Capital Revolver

29.4

$

12.8

$

Term Loan B

288.2

288.9

Other Debt

-

0.1

   Subtotal, Senior Secured Debt

317.6

301.8

9.875% Senior Sub Notes due 2012

436.3

436.2

   Total Debt

753.9

$

738.0

$

   Total Shareholders' Equity

404.0

$

405.2

$

   Total Capitalization

1,157.9

$

1,143.2

$

Memo: A/R Securitization

59.5

$

48.0

$

   Total Debt + A/R Securitization

813.4

$

786.0

$

Key Ratios:

Bank LTM EBITDA

149.2

$

154.9

$

Coverage Ratio

2.25x

2.41x

Leverage Ratio

5.45x

5.08x

($ in millions)

First Quarter 2005 Update:

TriMas had $3.9 million of cash and cash equivalents at March 31, 2005.

The Credit Agreement leverage ratio was 5.45x Bank LTM EBITDA at March 31, 2005.

TriMas Corporation

Please see Slide 1

Heartland Industrial Partners

TriMas Corporation - 2005 Focus and Priorities

In first quarter 2005, TriMas achieved substantial year-over-year sales and earnings growth within
Rieke Packaging Systems, Fastening Systems and Industrial Specialties business segments.

Twelve (12) of our fourteen (14) businesses are well-positioned to maintain positive sales and earnings growth as we move through 2005.

Cequent Transportation Accessories does have potential earnings challenges within its Towing
Products and Consumer Products businesses given the following considerations:

Flat market conditions at best for Towing

Competitive pricing pressures – especially in retail channels

Material cost inflation:  steel and plastic

Overall unit volume weakness began to manifest itself in March.  Daily order levels have continued to soften across the group in April with the exception of retail.

Selling season cannot be “called” but is a concern!

In reaction to the potential of a softer than expected selling season, Cequent is implementing the following:

Salaried headcount reductions

Lower production levels

Continued price increase in certain product lines

Ship from stock, build to order

Continued discipline around discretionary spending and investment

Continued drive to shrink fixed cost base

Continue to increase import levels with certain accessory product lines

TRIMAS CORPORATION

Please see Slide 1

HEARTLAND INDUSTRIAL PARTNERS

Key Second Quarter Initiatives and Beyond:

Working capital reductions and free cash flow, positively impacted by lower capex and non-
recurring activity, will drive substantial debt reduction by year end.

SG&A costs will be flexed across all of TriMas consistent with demand in end customer markets.

All discretionary spending on a hold.  All capital spending required to be approved by CEO & CFO.

Focus will be on measured actions in managing earnings volatility:

TriMas has real, positive year-over-year momentum in twelve (12) of fourteen (14) businesses.

Lean vs. Disable.

Continue to drive earnings expansion and debt reduction

TriMas Corporation - 2005 Focus and Priorities

Q & A

Appendix

Condensed Balance Sheet

(unaudited - in millions)

Mar. 31,

Dec. 31,

2005

2004

Assets

Current Assets

Cash & Cash Equivalents

3.9

$

3.1

$

Receivables

127.4

93.4

Inventories

176.6

180.0

Deferred Income Taxes

17.5

17.5

Prepaid Expenses and Other Current Assets

7.3

8.5

Total Current Assets

332.7

302.5

Property & Equipment, Net

193.3

198.6

Goodwill

655.7

658.0

Other Intangibles, Net

300.9

304.9

Other Assets

57.3

58.2

Total Assets

1,539.9

$

1,522.2

$

Liabilities and Shareholders' Equity

Current Liabilities:

Current Maturities, Long-Term Debt

2.9

$

3.0

$

Accounts Payable

132.9

135.2

Accrued Liabilities

74.6

68.2

Due to Metaldyne

2.7

2.6

Total Current Liabilities

213.1

209.0

Long-Term Debt

751.0

735.0

Deferred Income Taxes

133.4

133.5

Other Long-Term Liabilities

34.1

35.2

Due to Metaldyne

4.3

4.3

Total Liabilities

1,135.9

1,117.0

Total Shareholders' Equity

404.0

405.2

Total Liabilities and Shareholders' Equity

1,539.9

$

1,522.2

$

                  Condensed Statement of Operations

(unaudited - in millions, except per share amounts)

2005

2004

Net sales

292.7

$

260.9

$

Cost of sales

(227.2)

(196.8)

Gross profit

65.5

64.1

Selling, general and administrative expenses

(42.5)

(43.7)

Gain (loss) on dispositions of property & equipment

0.2

(0.3)

Operating profit

23.2

20.1

Other expense, net

(19.3)

(16.6)

Income before income taxes

3.9

3.5

Income tax expense

(1.4)

(1.3)

Net income

2.5

$

2.2

$

Basic earnings per share

0.13

$

0.11

$

Diluted earnings per share

0.13

$

0.11

$

Weighted average common shares - basic

20.0

20.0

Weighted average common shares - diluted

20.0

20.4

TRIMAS CORPORATION
Please see Slide 1
HEARTLAND INDUSTRIAL PARTNERS

Cash Flow Highlights

(unaudited -  in millions)

2005

2004

Cash provided by (used for) operating activities

(11.4)

$

21.6

$

    Capital expenditures

(4.5)

(14.8)

    Proceeds from sales of fixed assets

0.9

0.2

    Acquisition of businesses, net of cash acquired

-

(5.5)

Cash used for investing activities

(3.6)

(20.1)

    Proceeds from senior credit facility, net

15.9

6.3

    Payments on notes payable and other

(0.1)

(7.7)

Cash provided by (used for) financing activites

15.8

(1.4)

Net increase in cash and cash equivalents

0.8

$

0.1

$

For the Three Months Ended March 31,

TriMas Corporation

Please see Slide 1

Heartland Industrial Partners

Key Covenant Calculations

($ in millions)

Leverage Ratio:

Total Indebtedness at March 31, 2005 (1)

813.4

$

LTM EBITDA, as defined (2)

149.2

$

Leverage Ratio - Actual

5.45x

Leverage Ratio - Covenant

5.50x

Coverage Ratio:

LTM EBITDA, as defined (2)

149.2

$

Cash Interest Expense (2)

66.4

$

Coverage Ratio - Actual

2.25x

Coverage Ratio - Covenant

2.0x

Notes:

(1) As defined in our Credit Agreement, as amended and restated June 6, 2003.

(2)  LTM EBITDA, as defined and cash interest expense is based on preliminary estimates, subject to adjustment.